                                                                 Exhibit 99.1

PARKVALE
FINANCIAL
CORPORATION

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      4220 WILLIAM PENN HIGHWAY, MONROEVILLE, PA 15146-2774      (412) 373-7200
                                                            FAX# (412) 373-1570


FOR IMMEDIATE RELEASE                                October 21, 2004
---------------------


      PARKVALE FINANCIAL CORPORATION ANNOUNCES INCREASED EARNINGS FOR THE
                          FIRST QUARTER OF FISCAL 2005

         PARKVALE FINANCIAL CORPORATION MONROEVILLE, PA (NASDAQ: PVSA) REPORTED NET INCOME FOR THE QUARTER ENDED SEPTEMBER 30, 2004, OF $2.6 MILLION OR $0.47 PER DILUTED SHARE, UP 8.2% FROM NET INCOME OF $2.4 MILLION OR $0.43 PER DILUTED SHARE FOR THE QUARTER ENDED SEPTEMBER 30, 2003. The $198,000 increase in net income for the September 2004 quarter reflects increases in net interest income and non-interest income. The September 2004 quarter reflects a gain on the sale of assets of $14,000 (pre-tax) as compared to a September 2003 gain on investment securities of $406,000 (pre-tax). Net interest income increased 11.4% to $7.6 million from $6.9 million for the prior period. Return on average equity was 9.92% for the September 2004 quarter compared to 9.72% for the September 2003 quarter.

      During the quarter, as previously announced, Parkvale signed a definitive merger agreement to acquire Advance Financial Bancorp, a $320 million asset financial institution headquartered in Wellsburg, West Virginia. The merger will add five well appointed offices in Ohio and two in West Virginia and will expand Parkvale's lending and deposit opportunities. The applications for the merger have been filed with the appropriate regulators. The merger is expected to be immediately accretive to earnings.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which has 39 offices in Southwestern Pennsylvania. The Bank had assets of $1.6 billion on September 30, 2004.


              (Condensed Consolidated Statement of Operations and selected financial data is attached.)

Contact:       Robert J. McCarthy, Jr.            Timothy G. Rubritz
               President and CEO                  Chief Financial Officer
               (412) 373-4815                     (412) 373-4817

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In Thousands except per share data)
                                   (Unaudited)

                                                                                     THREE MONTHS ENDED
                                                                                        SEPTEMBER 30,
                                                                                     2004            2003
                                                                             -------------------------------
Total interest income                                                               $17,504         $18,229
Total interest expense                                                                9,859          11,367
                                                                             -------------------------------
      Net interest income                                                             7,645           6,862
Provision for loan losses                                                                57              47
                                                                             -------------------------------

      Net interest income after provision for losses                                  7,588           6,815

Gain on sale of assets                                                                   14             406
Other income                                                                          1,889           1,793
Total other expenses                                                                  5,684           5,549
                                                                             -------------------------------

      Income before income taxes                                                      3,807           3,465
Income tax expense                                                                    1,179           1,035
                                                                             -------------------------------


Net income                                                                           $2,628          $2,430
                                                                             ===============================

Net income per share:
      Basic                                                                           $0.47           $0.44
      Diluted                                                                         $0.47           $0.43
Dividend per share                                                                    $0.20           $0.18


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                             SELECTED FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                  SEPT. 30,       June 30,       Sept. 30,
                                                                     2004           2004           2003
                                                            ------------------------------------------------
Total assets                                                      $1,602,235     $1,612,453      $1,605,320
Savings deposits                                                   1,258,463      1,281,971       1,297,492
Total loans, net                                                   1,029,971      1,015,078       1,189,799
Loan loss reserves                                                    13,822         13,808          14,876
Non-performing assets                                                  4,827          7,953           7,707
Ratio of classified assets to total assets                             0.30%          0.49%           0.48%
Allowance for loan losses as a % of gross loans                        1.33%          1.34%           1.24%
Total shareholders' equity                                          $106,198       $104,686        $100,246
Book value per share                                                   19.03          18.76           18.11


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                               OTHER SELECTED DATA

                                                                                      THREE MONTHS ENDED
                                                                                         SEPTEMBER 30,
                                                                                     2004            2003
                                                                                ---------------------------
Average yield earned on all interest-earning assets                                   4.53%           4.70%
Average rate paid on all  interest-bearing liabilities                                2.65%           3.00%
Average interest rate spread                                                          1.88%           1.70%
Return on average assets                                                              0.65%           0.60%
Return on average equity                                                              9.92%           9.72%
Other expense to average assets                                                       1.41%           1.37%

                         PARKVALE FINANCIAL CORPORATION

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                (Dollar Amounts in Thousands, except share data)

                                                                             SEPT. 30,         June 30,
                                      ASSETS                                   2004              2004
                                                                     -----------------------------------
Cash and noninterest-earning deposits                                       $   21,246       $   23,814
Federal funds sold                                                              65,000           14,000
                                                                               -------          ------
Cash and cash equivalents                                                       86,246           37,814

Interest-earning deposits in other institutions                                  7,449           13,547
Investment securities available for sale (cost of
  $19,631 at September 30 and $20,304 at June 30)                               19,778           20,372
Investment securities held to maturity (fair value of
  $416,384 at September 30 and $475,759 at June 30)                            414,909          477,574
Loans, net of allowance of $13,822 at September 30
   and $13,808 at June 30                                                    1,029,971        1,015,078
Foreclosed real estate, net                                                      1,108            2,998
Office properties and equipment, net                                             8,919           10,049
Goodwill                                                                         7,561            7,561
Intangible assets and deferred charges                                           3,464            3,573
Prepaid expenses and other assets                                               22,830           23,887
                                                                     -----------------------------------

                                                        Total assets        $1,602,235       $1,612,453
                                                                     ===================================

                         LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Deposits                                                                    $1,258,463       $1,281,971
Advances from Federal Home Loan Bank                                           180,999          171,093
Trust preferred securities                                                      25,000           25,000
Other borrowings                                                                23,051           19,310
Escrow for taxes and insurance                                                   2,845            6,030
Other Liabilities                                                                5,679            4,363
                                                                     -----------------------------------

                                                   Total Liabilities         1,496,037        1,507,767
                                                                     -----------------------------------

SHAREHOLDERS' EQUITY
Preferred Stock ($1.00 par value; 5,000,000
  shares authorized; 0 shares issued)                                                -                -
Common Stock ($1.00 par value; 10,000,000 shares
  authorized; 6,734,894 shares issued)                                           6,735            6,735
Additional Paid in Capital                                                       3,593            3,616
Treasury Stock at cost (1,153,927 shares in September
   and 1,153,806 in June)                                                      (22,708)         (22,687)
Accumulated Other Comprehensive Income                                              87               43
Retained earnings                                                              118,491          116,979
                                                                     -----------------------------------

                                          Total Shareholders' Equity           106,198          104,686
                                                                     -----------------------------------

                          Total Liabilities and Shareholders' Equity        $1,602,235       $1,612,453
                                                                     ===================================

Shareholders' Equity per share                                                  $19.03           $18.76


                         PARKVALE FINANCIAL CORPORATION
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar Amounts in Thousands, except per share data)

                                                                          THREE MONTHS ENDED
                                                                            SEPTEMBER 30,
                                                                         2004            2003
                                                                    ----------------------------
Interest Income:
  Loans                                                                $13,034          $15,419
  Investments                                                            4,227            2,548
  Federal funds sold                                                       243              262
                                                                    ----------------------------

      Total interest income                                             17,504           18,229
                                                                    ----------------------------

Interest Expense:
  Savings deposits                                                       7,161            8,859
  Borrowings                                                             2,359            2,213
  Trust preferred securities                                               339              295
                                                                    ----------------------------

      Total interest expense                                             9,859           11,367
                                                                    ----------------------------

Net interest income                                                      7,645            6,862
Provision for loan losses                                                   57               47
                                                                    ----------------------------

Net interest income after
   provision for losses                                                  7,588            6,815
                                                                    ----------------------------

Noninterest Income:
  Service charges on deposit accounts                                    1,254            1,046
  Other fees and service charges                                           321              362
  Gain on sale of assets                                                    14              406
  Miscellaneous                                                            314              385
                                                                    ----------------------------

      Total other income                                                 1,903            2,199
                                                                    ----------------------------

Noninterest Expense:
  Compensation and employee benefits                                     3,226            3,045
  Office occupancy                                                       1,009            1,057
  Marketing                                                                 83               87
  FDIC insurance                                                            47               52
  Office supplies, telephone, and postage                                  355              387
  Miscellaneous                                                            964              921
                                                                    ----------------------------

      Total other expenses                                               5,684            5,549
                                                                    ----------------------------

Income before income taxes                                               3,807            3,465
Income tax expense                                                       1,179            1,035
                                                                    ----------------------------

Net income                                                              $2,628           $2,430
                                                                    ============================

Net income per share:
  Basic                                                                  $0.47            $0.44
  Diluted                                                                $0.47            $0.43
Dividends per share                                                      $0.20            $0.18
